Exhibit 99.2

Q3 2018 Earnings July 25, 2018

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of the U.S. Tax Cuts and Jobs Act. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 29, 2017 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Q3 performance above guidance with double digit sales and adjusted EPS growth Y/Y Sales of $3.8B, up 12% Y/Y and up 6% organically Transportation grew 12% organically, well above market, with growth in all businesses and regions Industrial grew 5% organically with growth across all business and regions Communications down 6% organically, as expected driven by SubCom Y/Y decline Data and Devices and Appliances delivered 10% combined organic growth Orders up 9% organically Y/Y, ex-SubCom, with a book to bill of 1.05; growth in all segments and regions Delivered Adjusted EPS growth of 15% Adjusted operating margins of 16.7%, with expansion in Industrial and Transportation segments Adjusted EPS of $1.43, with the Y/Y increase driven by operational strength and the benefit of currency translation Free Cash Flow of $504M with $382M returned to shareholders Expect FY18 Sales of $14.625B and Adjusted EPS guidance of $5.57 at the mid-point Reported growth of 12% and organic growth of 6% Raising adjusted EPS from $5.55 to $5.57 at the mid-point, up 15% year-over-year Q3 Highlights 3 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Reported FY17 FY18 FY18 Q3 Y/Y Growth Q3 Q2 Q3 Reported Organic Transportation 1,887 2,139 2,169 15% 8% Industrial 951 1,048 1,102 16% 12% Communications Ex SubCom* 432 492 476 10% 8% Total TE Ex SubCom* 3,270 3,679 3,747 15% 9% Book to Bill Ex SubCom* 1.06 1.03 1.05 Segment Orders Summary ($ in millions) 4 Transportation growth across all regions Industrial growth driven by AD&M and Industrial Equipment strength in medical applications Communications growth in Data & Devices and Appliances Continued order growth in all segments and regions *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period.

Y/Y Growth Rates Reported Organic Automotive $1,541 19% 10% Commercial Transportation 335 28% 22% Sensors 236 13% 8% Transportation Solutions $2,112 20% 12% $ in Millions Sales Business Performance Reported Up 20% Organic Up 12% Y/Y Growth Rates Reported Organic Orders $2,169 15% 8% Adjusted Operating Margin Transportation Solutions 5 Adjusted EBITDA Margin 24.1% 24.2% Automotive sales significantly above auto production trends, driven by content expansion and growth across all regions Commercial Transportation organic growth well above market with content gains and balanced growth across all regions and sub markets Sensors organic growth driven by auto, commercial transportation and industrial applications Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Operating margins in line with expectations while supporting investments for growth $1,765 $2,112 Q3 2017 Q3 2018 19.1% 19.3% Q3 2017 Q3 2018

Y/Y Growth Rates Reported Organic Industrial Equipment $506 11% 6% Aerospace, Defense and Marine 295 9% 6% Energy 187 5% 2% Industrial Solutions $988 9% 5% $ in Millions Sales Industrial Equipment organic growth across all regions driven by factory automation and medical applications AD&M organic growth driven by Defense and Commercial Air Energy growth driven by strength in the Americas partially offset by weakness in APAC and EMEA Business Performance Reported Up 9% Organic Up 5% Adjusted Operating Margin Industrial Solutions 6 Y/Y Growth Rates Reported Organic Orders $1,102 16% 12% Adjusted Operating Margin expansion of 150 basis points, driven by operating leverage Adjusted EBITDA Margin 17.3% 18.7% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. $905 $988 Q3 2017 Q3 2018 12.9% 14.4% Q3 2017 Q3 2018

Y/Y Growth Rates Reported Organic Data & Devices $277 13% 11% Appliances 203 12% 9% SubCom 184 (32)% (32)% Communications Solutions $664 (5)% (6)% $ in Millions Sales Data & Devices organic growth across all regions driven by high speed connectivity in the data center and content growth from electronification trends Appliances driven by growth in all regions and continued share gains SubCom decline driven by timing of project revenues versus prior year Continued order momentum with backlog ~$1B Business Performance Reported Down 5% Organic Down 6% Y/Y Growth Rates Reported Organic Orders ex SubCom $476 10% 8% Adjusted Operating Margin Operating margins in line with expectations; Y/Y decline driven by SubCom 7 Communications Solutions Adjusted EBITDA Margin 19.8% 15.5% Organic Net Sales Growth, Adjusted Operating Margin and Adjusted EBITDA are non-GAAP financial measures: see Appendix for descriptions and reconciliations. 16.2% 11.9% Q3 2017 Q3 2018 $697 $664 Q3 2017 Q3 2018

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q3 FY17 Q3 FY18 Net Sales $ 3,367 $ 3,764 Operating Income $ 544 $ 558 Operating Margin 16.2% 14.8% Acquisition Related Charges 4 5 Restructuring & Other Charges, net 19 65 Adjusted Operating Income $ 567 $ 628 Adjusted Operating Margin 16.8% 16.7% Earnings Per Share* $ 1.21 $ 1.29 Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net 0.04 0.13 Tax Items (0.02) - Adjusted EPS $ 1. 24 $ 1.43 Q3 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Operating Metrics 9 Adjusted EBITDA Margin $408 $504 Q3 2017 Q3 2018 16.8% 16.7% Q3 2017 Q3 2018 21.4% 21.3% Q3 2017 Q3 2018 33.9% 32.4% Q3 2017 Q3 2018

Q4 Outlook

	Guidance*	Highlights
Transportation Solutions	Up High Single Digits Up High Single Digits Organic	• Transportation Solutions growth driven by high single digit organic growth in Automotive and continued strong momentum in Commercial Transportation and Sensors
Industrial Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Industrial Solutions growth driven by strength across all business
Communications Solutions	Down Low Single Digits Down Low Single Digits Organic	• Communications Solutions performance driven by above market growth in Data & Devices and Appliances offset by SubCom

TE Connectivity	Sales \$3.59B to \$3.69B
	Adjusted EPS \$1.31 to \$1.33
		• Sales up 5% Y/Y; Expect organic growth of 5% Y/Y
		• Adjusted EPS up 6% Y/Y at the midpoint
		  • FX headwind impacting sales by ~\$49M Y/Y and Adjusted EPS by \$0.02 Y/Y
		  • Y/Y tax rate negatively impacts Adjusted EPS by \$0.02

Organic growth of 5% with 6% adjusted EPS growth

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

10

FY18 Outlook

	Guidance*	Highlights
Transportation Solutions	Up High Teens Up Low Double Digits Organic	• Expect high-single digit organic Auto growth on ~2% production growth, reflecting content gains; Expect continued market outperformance in Commercial Transportation and continued growth in Sensors
Industrial Solutions	Up High Single Digits Up Mid Single Digits Organic	• Industrial organic growth driven by Industrial Equipment, Commercial Air and Defense markets
Communications Solutions	Down Low Single Digits Down Low Single Digits Organic	• Communications organic decline driven by SubCom offset by above market growth in Appliances and Data & Devices

TE Connectivity	Sales of $14.58B to $14.68B
	Adjusted EPS of $5.56 to $5.58
		• Sales up 12% Y/Y; Organic growth of 6% Y/Y
		• Adjusted EPS up 15% and $0.74 Y/Y at midpoint
		  • Generating $0.58 of Adjusted EPS operationally
		  • FX tailwind benefiting Adjusted EPS by $0.19 Y/Y offset by $0.03 tax impact

Fiscal Year Organic growth of 6% and adjusted EPS growth of 15%

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

11

Additional Information 12

Y/Y Q3 2018 13 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2017 Results $3,367 $1.24 Operational Performance 266 0.13 FX Impact 131 0.06 Tax Rate Impact - - Q3 2018 Results $3,764 $1.43

Y/Y Q4 2018 14 Sales (in millions) Adjusted EPS Q4 2017 Results $3,456 $1.25 Operational Performance 229 0.11 FX Impact (49) (0.02) Tax Rate Impact (0.02) Q4 2018 Guidance $3,636 $1.32 Guidance Range: Sales of $3.59B - $3.69B Adjusted EPS of $1.31 – $1.33 New acquisitions minimally accretive in first year Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

Y/Y FY 2018 15 FY18 Sales (in millions) Adjusted EPS 2017 Results $13,113 $4.83 Operational Performance 1,089 0.45 FX Benefit 423 0.19 Share Repurchase / Interest - 0.13 Tax Rate Impact - (0.03) 2018 Guidance $14,625 $5.57 Guidance Range Sales of $14.58B - $14.68B Adjusted EPS of $5.56 - $5.58 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation.

($ in Millions) Q3 2017 Q3 2018 Beginning Cash Balance $773 $559 Free Cash Flow 408 504 Dividends (142) (154) Share repurchases (178) (230) Acquisition (77) - Other (29) 91 Ending Cash Balance $755 $770 Total Debt $3,991 $4,008 ($ in Millions) Q3 2017 Q3 2018 Cash from Continuing Operations $524 $800 Capital expenditures, net Cash paid (collected) pursuant to collateral requirements related to cross currency swaps Pre-separation tax receipts, net (159) 58 (15) (227) (69) - Free Cash Flow $408 $504 A/R $2,271 $2,591 Days Sales Outstanding* 61 62 Inventory (Excl. CIP) $1,635 $1,882 Days on Hand* 66 66 Accounts Payable $1,309 $1,583 Days Outstanding* 53 56 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q3 Balance Sheet & Cash Flow Summary 16

Appendix 17

18 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non-GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner. Non-GAAP Financial Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Nine Months Ended			
	June 29, 2018		June 30, 2017		June 29, 2018		June 30, 2017	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,112		$ 1,765		$ 6,278		$ 5,195	
Industrial Solutions	988		905		2,842		2,553	
Communications Solutions	664		697		1,869		1,909	
Total	$ 3,764		$ 3,367		$ 10,989		$ 9,657	

	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 394	18.7%	$ 333	18.9%	$ 1,242	19.8%	$ 986	19.0%
Industrial Solutions	93	9.4	100	11.0	321	11.3	258	10.1
Communications Solutions	71	10.7	111	15.9	200	10.7	276	14.5
Total	$ 558	14.8%	$ 544	16.2%	$ 1,763	16.0%	$ 1,520	15.7%

	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)	Adjusted Operating Income (1)	Adjusted Operating Margin (1)
Transportation Solutions	$ 407	19.3%	$ 337	19.1%	$ 1,264	20.1%	$ 1,048	20.2%
Industrial Solutions	142	14.4	117	12.9	404	14.2	320	12.5
Communications Solutions	79	11.9	113	16.2	218	11.7	287	15.0
Total	$ 628	16.7%	$ 567	16.8%	$ 1,886	17.2%	$ 1,655	17.1%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

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Reconciliation of Net Sales Growth – Q3 18 vs. Q3 17

	Change in Net Sales for the Quarter Ended June 29, 2018 versus Net Sales for the Quarter Ended June 30, 2017					
	Net Sales Growth		Organic Net Sales Growth [1]		Translation [2]	Acquisitions
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 247	19.1%	$ 130	10.0%	$ 63	$ 54
Commercial transportation	73	27.9	57	21.9	16	-
Sensors	27	12.9	17	8.0	10	-
Total	347	19.7	204	11.6	89	54
Industrial Solutions [3]:						
Industrial equipment	50	11.0	27	6.0	18	5
Aerospace, defense, oil, and gas	24	8.9	16	6.0	8	-
Energy	9	5.1	4	2.2	5	-
Total	83	9.2	47	5.3	31	5
Communications Solutions [3]:						
Data and devices	32	13.1	27	10.8	5	-
Subsea communications	(87)	(32.1)	(87)	(32.1)	-	-
Appliances	22	12.2	16	8.8	6	-
Total	(33)	(4.7)	(44)	(6.3)	11	-
Total	$ 397	11.8%	$ 207	6.2%	$ 131	$ 59

(1) Organic net sales growth is a non-GAAP financial measure. See description of non-GAAP financial measures.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

21

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 29, 2018 22 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 394 $ 2 $ 11 $ 407 $ Industrial Solutions 93 3 46 142 Communications Solutions 71 - 8 79 Total 558 $ 5 $ 65 $ 628 $ Operating Margin 14.8% 16.7% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (81) $ (2) $ (19) $ (102) $ Effective Tax Rate 15.1% 16.9% Income from Continuing Operations 454 $ 3 $ 46 $ 503 $ Diluted Earnings per Share from Continuing Operations 1.29 $ 0.01 $ 0.13 $ 1.43 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 333 $ 1 $ 3 $ - $ 337 $ Industrial Solutions 100 3 14 - 117 Communications Solutions 111 - 2 - 113 Total 544 $ 4 $ 19 $ - $ 567 $ Operating Margin 16.2% 16.8% Other Expense, Net (12) $ - $ - $ 7 $ (5) $ Income Tax Expense (71) $ (1) $ (3) $ (14) $ (89) $ Effective Tax Rate 14.1% 16.7% Income from Continuing Operations 432 $ 3 $ 16 $ (7) $ 444 $ Diluted Earnings per Share from Continuing Operations 1.21 $ 0.01 $ 0.04 $ (0.02) $ 1.24 $ (2) Income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 29, 2018 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,242 $ 9 $ 13 $ - $ 1,264 $ Industrial Solutions 321 8 75 - 404 Communications Solutions 200 - 18 - 218 Total 1,763 $ 17 $ 106 $ - $ 1,886 $ Operating Margin 16.0% 17.2% Other Income, Net 2 $ - $ - $ (1) $ 1 $ Income Tax Expense (789) $ (4) $ (27) $ 506 $ (314) $ Effective Tax Rate 46.5% 17.3% Income from Continuing Operations 907 $ 13 $ 79 $ 505 $ 1,504 $ Diluted Earnings per Share from Continuing Operations 2.56 $ 0.04 $ 0.22 $ 1.43 $ 4.25 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $567 million of income tax expense related to the tax impacts of the Tax Cuts and Jobs Act and a $61 million income tax benefit related to certain legal entity restructurings. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Nine Months Ended June 30, 2017 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 986 $ 2 $ 60 $ - $ 1,048 $ Industrial Solutions 258 8 54 - 320 Communications Solutions 276 - 11 - 287 Total 1,520 $ 10 $ 125 $ - $ 1,655 $ Operating Margin 15.7% 17.1% Other Expense, Net (31) $ - $ - $ 7 $ (24) $ Income Tax Expense (164) $ (2) $ (33) $ (66) $ (265) $ Effective Tax Rate 11.6% 17.1% Income from Continuing Operations 1,244 $ 8 $ 92 $ (59) $ 1,285 $ Diluted Earnings per Share from Continuing Operations 3.47 $ 0.02 $ 0.26 $ (0.16) $ 3.58 $ (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2017 26 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 321 $ 1 $ 7 $ 329 $ Industrial Solutions 111 - 19 130 Communications Solutions 109 - (3) 106 Total 541 $ 1 $ 23 $ 565 $ Operating Margin 15.7% 16.3% Other Income, Net 8 $ - $ - $ 8 $ Income Tax Expense (91) $ (1) $ (7) $ (99) $ Effective Tax Rate 17.5% 18.2% Income from Continuing Operations 429 $ - $ 16 $ 445 $ Diluted Earnings per Share from Continuing Operations 1.21 $ - $ 0.04 $ 1.25 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2017 27 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 1,307 $ 3 $ 67 $ - $ 1,377 $ Industrial Solutions 369 8 73 - 450 Communications Solutions 385 - 8 - 393 Total 2,061 $ 11 $ 148 $ - $ 2,220 $ Operating Margin 15.7% 16.9% Other Expense, Net (23) $ - $ - $ 7 $ (16) $ Income Tax Expense (255) $ (3) $ (40) $ (66) $ (364) $ Effective Tax Rate 13.2% 17.4% Income from Continuing Operations 1,673 $ 8 $ 108 $ (59) $ 1,730 $ Diluted Earnings per Share from Continuing Operations 4.67 $ 0.02 $ 0.30 $ (0.16) $ 4.83 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards. Also includes income tax benefits associated with pre-separation tax matters and the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (3) See description of non-GAAP financial measures. Adjustments ($ in millions, except per share data)

Reconciliation of Gross Margin & Gross Margin Percentage 28 June 29, June 30, 2018 2017 Net Sales 3,764 $ 3,367 $ Cost of Sales 2,547 2,227 Gross Margin 1,217 1,140 Gross Margin Percentage 32.3% 33.9% Acquisition Related Charges 1 3 Adjusted Gross Margin (1) 1,218 $ 1,143 $ Adjusted Gross Margin Percentage (1) 32.4% 33.9% (1) See description of non-GAAP financial measures. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 29 June 29, June 30, June 29, June 30, 2018 2017 2018 2017 Net cash provided by operating activities: Net cash provided by continuing operating activities 800 $ 524 $ 1,527 $ 1,449 $ Net cash used in discontinued operating activities - (1) - (1) 800 523 1,527 1,448 Net cash used in investing activities (233) (241) (675) (538) Net cash used in financing activities (338) (299) (1,302) (791) Effect of currency translation on cash (18) (1) 2 (11) Net increase (decrease) in cash and cash equivalents 211 $ (18) $ (448) $ 108 $ Net cash provided by continuing operating activities 800 $ 524 $ 1,527 $ 1,449 $ Excluding: Receipts related to pre-separation U.S. tax matters, net - (15) (5) (23) Cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts (69) 58 10 19 Capital expenditures, net (227) (159) (667) (440) Free cash flow (1) 504 $ 408 $ 865 $ 1,005 $ (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. For the Quarters Ended For the Nine Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	June 29, 2018	June 30, 2017
	($ in millions)	
Net Income	$ 454	$ 435
(Income) from discontinued operations	-	(3)
Income tax expense	81	71
Other expense, net	1	12
Interest expense	25	32
Interest (income)	(3)	(3)
Operating Income	558	544
Acquisition related charges	5	4
Restructuring and other charges, net	65	19
Adjusted Operating Income [1]	628	567
Depreciation and amortization [2]	172	154
Adjusted EBITDA [1]	$ 800	$ 721
Net Sales	$ 3,764	$ 3,367
Net income as a percentage of net sales	12.1%	12.9%
Adjusted EBITDA margin [1]	21.3%	21.4%

	For the Quarters Ended							
	June 29, 2018				June 30, 2017			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 394	$ 93	$ 71	$ 558	$ 333	$ 100	$ 111	$ 544
Acquisition related charges	2	3	-	5	1	3	-	4
Restructuring and other charges, net	11	46	8	65	3	14	2	19
Adjusted Operating Income [1]	407	142	79	628	337	117	113	567
Depreciation and amortization	105	43	24	172 [2]	89	40	25	154 [2]
Adjusted EBITDA [1]	$ 512	$ 185	$ 103	$ 800	$ 426	$ 157	$ 138	$ 721
Net Sales	$ 2,112	$ 988	$ 664	$ 3,764	$ 1,765	$ 905	$ 697	$ 3,367
Operating margin	18.7%	9.4%	10.7%	14.8%	18.9%	11.0%	15.9%	16.2%
Adjusted operating margin [1]	19.3%	14.4%	11.9%	16.7%	19.1%	12.9%	16.2%	16.8%
Adjusted EBITDA margin [1]	24.2%	18.7%	15.5%	21.3%	24.1%	17.3%	19.8%	21.4%

[1] See description of non-GAAP financial measures.

[2] Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million and $3 million for the quarters ended June 29, 2018 and June 30, 2017, respectively, as these charges are included in the acquisition related charges line.

30

Adjusted Return on Invested Capital (ROIC)

	As of or for the Quarters Ended							
	June 29, 2018	March 30, 2018	December 29, 2017	September 29, 2017	June 30, 2017	March 31, 2017	December 30, 2016	September 30, 2016
	($ in millions)							
Operating income	$ 558	$ 624	$ 581	$ 541	$ 544	$ 481	$ 495	$ 529
Acquisition related charges	5	5	7	1	4	3	3	4
Restructuring and other charges, net	65	6	35	23	19	59	47	30
Adjusted Operating Income [1]	$ 628	$ 635	$ 623	$ 565	$ 567	$ 543	$ 545	$ 563
Amortization expense	$ 45	$ 45	$ 45	$ 43	$ 43	$ 41	$ 42	$ 41
Adjustments [2]	(1)	(2)	(1)	-	(3)	(1)	(1)	(1)
Adjusted amortization expense	$ 44	$ 43	$ 44	$ 43	$ 40	$ 40	$ 41	$ 40
Adjusted operating income plus adjusted amortization expense	$ 672	$ 678	$ 667	$ 608	$ 607	$ 583	$ 586	$ 603
Income from continuing operations before income taxes	$ 535	$ 600	$ 561	$ 520	$ 503	$ 445	$ 460	$ 489
Acquisition related charges	5	5	7	1	4	3	3	4
Restructuring and other charges, net	65	6	35	23	19	59	47	30
Tax items	-	-	(1)	-	7	-	-	-
Adjusted income from continuing operations before income taxes	$ 605	$ 611	$ 602	$ 544	$ 533	$ 507	$ 510	$ 523
Income taxes paid, net of refunds	$ 109	$ 126	$ 82	$ 67	$ 79	$ 81	$ 96	$ 64
(Payments) refunds for tax deficiencies related to pre-separation tax matters	-	-	-	-	15	3	5	(22)
Payments related to income taxes on the sale of the Broadband Network Solutions business	-	-	-	-	-	-	-	(10)
Adjusted income taxes paid, net of refunds	$ 109	$ 126	$ 82	$ 67	$ 94	$ 84	$ 101	$ 32
Adjusted cash tax rate	18.0%	20.6%	13.6%	12.3%	17.6%	16.6%	19.8%	6.1%
Adjusted net operating profit after taxes	$ 551	$ 538	$ 576	$ 533	$ 500	$ 486	$ 470	$ 566
Trailing four quarter adjusted net operating profit after taxes	$ 2,198				$ 2,022			
Total debt	$ 4,008	$ 4,010	$ 4,005	$ 4,344	$ 3,991	$ 3,952	$ 4,028	$ 4,070
Total shareholders' equity	9,492	9,480	9,631	9,751	9,141	8,753	8,837	8,485
Invested capital	$ 13,500	$ 13,490	$ 13,636	$ 14,095	$ 13,132	$ 12,705	$ 12,865	$ 12,555
Trailing four quarter average invested capital	$ 13,680				$ 12,814			
Adjusted ROIC [1]	16.1%				15.8%			

[1] See description of non-GAAP financial measures.

[2] Includes non-cash amortization associated with fair value adjustments related to acquired customer order backlog, as these charges are included in the acquisition related charges line.

31

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 32 Outlook for Quarter Ending September 28, Outlook for 2018 (1) Fiscal 2018 (1) Diluted earnings per share from continuing operations (GAAP) $1.23 - $1.25 $3.79 - $3.81 Restructuring and other charges, net 0.07 0.29 Acquisition related charges 0.01 0.05 Tax items - 1.43 Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.31 - $1.33 $5.56 - $5.58 Net sales growth (GAAP) 4 - 6% 11 - 12% Translation 2 (3) (Acquisitions) divestitures, net (2) (2) Organic net sales growth (non-GAAP) (2) 4 - 6% 6 - 7% Effective tax rate (GAAP) 40 - 41% Effective tax rate adjustments (3) (22) Adjusted effective tax rate (non-GAAP) (2) 18 - 19% (3) Includes adjustments for special tax items and the tax effect of acquisition related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of July 25, 2018. (2) See description of non-GAAP financial measures.